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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the use of our report dated April 26, 1996 relating to the consolidated financial statements of M & F Financial Corporation included in the Registration Statement on Form S-4 and to the reference of our Firm under the caption "Experts' in the Prospectus/Proxy Statement.

                                        /s/ Mauldin & Jenkins, LLC
                                        --------------------------
                                        MAULDIN & JENKINS, LLC

Albany, Georgia